                                 EXHIBIT INDEX

Exhibit   Description of Document
Number

EX-99.a1  Articles of Incorporation of American Century Variable Portfolios II,
          Inc., dated September 15, 2000 (filed as Exhibit a1 to the Initial
          Registration Statement on Form N-1A of the Registrant, File No.
          333-46922, filed on September 29, 2000, and incorporated herein by reference).

EX-99.a2  Articles Supplementary of American Century Variable Portfolios II,
          Inc., dated January 4, 2001 (filed as Exhibit a2 to Pre-Effective
          Amendment No. 2 to the Registration Statement of the Registrant, File
          No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.a3  Articles Supplementary of American Century Variable Portfolios II,
          Inc., dated November 1, 2002 (to be filed by amendment).

EX-99.b   By-Laws of American Century Variable Portfolios II, Inc. (filed as
          Exhibit b1 to Pre-Effective Amendment No. 2 to the Registration
          Statement of the Registrant, File No. 333-46922, filed on January 9,
          2001, and incorporated herein by reference).

EX-99.d1  Management Agreement (Investor Class) between American Century
          California Tax-Free and Municipal Funds, American Century Government
          Income Trust, American Century International Bond Funds, American
          Century Investment Trust, American Century Municipal Trust, American
          Century Quantitative Equity Funds, American Century Target Maturities
          Trust and American Century Investment Management, Inc., dated August
          1, 1997 (filed as Exhibit 5 to Post-Effective Amendment No. 33 to the
          Registration Statement on Form N-1A of American Century Government
          Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.d2  Amendment to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century International Bond
          Funds, American Century Investment Trust, American Century Municipal
          Trust, American Century Quantitative Equity Funds, American Century
          Target Maturities Trust and American Century Investment Management,
          Inc., dated March 31, 1998 (filed as Exhibit 5b to Post-Effective
          Amendment No. 23 to the Registration Statement on Form N-1A of
          American Century Municipal Trust, File No. 2-91229, filed on March 26,
          1998, and incorporated herein by reference).

EX-99.d3  Amendment to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century International Bond
          Funds, American Century Investment Trust, American Century Municipal
          Trust, American Century Quantitative Equity Funds, American Century
          Target Maturities Trust and American Century Investment Management,
          Inc., dated July 1, 1998 (filed as Exhibit d3 to Post-Effective
          Amendment No. 39 to the Registration Statement on Form N-1A of
          American Century Government Income Trust, File No. 2-99222, filed on
          July 28, 1999, and incorporated herein by reference).

EX-99.d4  Amendment No. 1 to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century International Bond
          Funds, American Century Investment Trust, American Century Municipal
          Trust, American Century Quantitative Equity Funds, American Century
          Target Maturities Trust, American Century Variable Portfolios II, Inc.
          and American Century Investment Management, Inc. dated September 16,
          2000 (filed as Exhibit d4 to Post-Effective Amendment No. 30 to the
          Registration Statement on Form N-1A of the Registrant, File No.
          2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.d5  Amendment No. 2 to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century International Bond
          Funds, American Century Investment Trust, American Century Municipal
          Trust, American Century Quantitative Equity Funds, American Century
          Target Maturities Trust, American Century Variable Portfolios II, Inc.
          and American Century Investment Management, Inc., dated August 1, 2001
          (filed as Exhibit d5 to Post-Effective Amendment No. 44 to the
          Registration Statement on Form N-1A of American Century Government
          Income Trust, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d6  Amendment No. 3 to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century International Bond
          Funds, American Century Investment Trust, American Century Municipal
          Trust, American Century Quantitative Equity Funds, American Century
          Target Maturities Trust, American Century Variable Portfolios II, Inc.
          and American Century Investment Management, Inc., dated December 3,
          2001 (filed as Exhibit d6 to Post-Effective Amendment No. 16 to the
          Registration Statement on Form N-1A of American Century Investment
          Trust, File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.d7  Amendment No. 4 to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century International Bond
          Funds, American Century Investment Trust, American Century Municipal
          Trust, American Century Quantitative Equity Funds, American Century
          Target Maturities Trust, American Century Variable Portfolios II, Inc.
          and American Century Investment Management, Inc., dated July 1, 2002
          (filed as Exhibit d7 to Post-Effective Amendment No. 17 to the
          Registration Statement on Form N-1A of American Century Investment
          Trust, File No. 33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.d8  Amendment No. 5 to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century International Bond
          Funds, American Century Investment Trust, American Century Municipal
          Trust, American Century Quantitative Equity Funds, American Century
          Target Maturities Trust, American Century Variable Portfolios II, Inc.
          and American Century Investment Management, Inc., dated November 1,
          2002 (to be filed by amendment).

EX-99.d9  Management Agreement (Class II) between American Century Variable
          Portfolios II, Inc. and American Century Investment Management, Inc.,
          dated November 1, 2002 (to be filed by amendment).

EX-99.e1  Amended and Restated Distribution Agreement between American Century
          California Tax-Free and Municipal Funds, American Century Capital
          Portfolios, Inc., American Century Government Income Trust, American
          Century International Bond Funds, American Century Investment Trust,
          American Century Municipal Trust, American Century Mutual Funds, Inc.,
          American Century Quantitative Equity Funds, American Century Strategic
          Asset Allocations, Inc., American Century Target Maturities Trust,
          American Century Variable Portfolios, Inc., American Century Variable
          Portfolios II, Inc., American Century World Mutual Funds, Inc. and
          American Century Investment Services, Inc., dated September 3, 2002
          (filed as Exhibit e1 to Post-Effective Amendment No. 35 to the
          Registration Statement on Form N-1A of American Century Municipal
          Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.e2  Amendment No. 1 to the Amended and Restated Distribution Agreement
          between American Century California Tax-Free and Municipal Funds,
          American Century Capital Portfolios, Inc., American Century Government
          Income Trust, American Century International Bond Funds, American
          Century Investment Trust, American Century Municipal Trust, American
          Century Mutual Funds, Inc., American Century Quantitative Equity
          Funds, American Century Strategic Asset Allocations, Inc., American
          Century Target Maturities Trust, American Century Variable Portfolios,
          Inc., American Century Variable Portfolios II, Inc., American Century
          World Mutual Funds, Inc. and American Century Investment Services,
          Inc. dated November 1, 2002 (to be filed by amendment).

EX-99.g1  Global Custody Agreement between The Chase Manhattan Bank and the
          Twentieth Century and Benham Funds, dated August 9, 1996 (filed as
          Exhibit 8 to Post-Effective Amendment No. 31 to the Registration
          Statement on Form N-1A of American Century Government Income Trust,
          File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g2  Amendment to Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham Funds, dated December 9, 2000
          (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
          Registration Statement of the Registrant, File No. 333-46922, filed on
          January 9, 2001, and incorporated herein by reference).

EX-99.g3  Master Agreement by and between American Century Services Corporation
          (formerly known as Twentieth Century Services, Inc.) and Commerce
          Bank, N.A. dated January 22, 1997 (filed as Exhibit 8e to
          Post-Effective Amendment No. 76 to the Registration Statement on Form
          N-1A of American Century Mutual Funds, Inc., File No. 33-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.h1  Transfer Agency Agreement between American Century Investment Trust,
          American Century California Tax-Fee and Municipal Funds, American
          Century Government Income Trust, American Century International Bond
          Funds, American Century Municipal Trust, American Century Quantitative
          Equity Funds, American Century Target Maturities Trust and American
          Century Services Corporation, dated August 1, 1997 (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the Registration Statement of
          American Century Government Income Trust, File No. 2-99222, filed on
          July 31, 1997, and incorporated herein by reference).

EX-99.h2  Amendment No. 1 to the Transfer Agency Agreement between American
          Century Investment Trust, American Century California Tax-Fee and
          Municipal Funds, American Century Government Income Trust, American
          Century International Bond Funds, American Century Municipal Trust,
          American Century Quantitative Equity Funds, American Century Target
          Maturities Trust and American Century Services Corporation, dated June
          29, 1998 (filed as Exhibit 9b to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of American Century
          Quantitative Equity Funds, File No. 33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.h3  Amendment No. 2 to the Transfer Agency Agreement between American
          Century Investment Trust, American Century California Tax-Fee and
          Municipal Funds, American Century Government Income Trust, American
          Century International Bond Funds, American Century Municipal Trust,
          American Century Quantitative Equity Funds, American Century Target
          Maturities Trust, American Century Variable Portfolios II, Inc. and
          American Century Services Corporation, dated November 20, 2000 (filed as Exhibit h4 to Post-Effective Amendment No. 30 to the Registration
          Statement on Form N-1A of the Registrant, File No. 2-82734, filed on
          December 29, 2000, and incorporated herein by reference).

EX-99.h4  Amendment No. 3 to the Transfer Agency Agreement between American
          Century Investment Trust, American Century California Tax-Fee and
          Municipal Funds, American Century Government Income Trust, American
          Century International Bond Funds, American Century Municipal Trust,
          American Century Quantitative Equity Funds, American Century Target
          Maturities Trust, American Century Variable Portfolios II, Inc. and
          American Century Services Corporation, dated August 1, 2001 (filed as
          Exhibit h5 to Post-Effective Amendment No. 44 to the Registration
          Statement on Form N-1A of American Century Government Income Trust,
          File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.h5  Amendment No. 4 to the Transfer Agency Agreement between American
          Century Investment Trust, American Century California Tax-Fee and
          Municipal Funds, American Century Government Income Trust, American
          Century International Bond Funds, American Century Municipal Trust,
          American Century Quantitative Equity Funds, American Century Target
          Maturities Trust, American Century Variable Portfolios II, Inc. and
          American Century Services Corporation, dated December 3, 2001 (filed as Exhibit h6 to Post-Effective Amendment No. 16 to the Registration
          Statement on Form N-1A of American Century Investment Trust, File No.
          33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.h6  Amendment No. 5 to the Transfer Agency Agreement between American
          Century Investment Trust, American Century California Tax-Fee and
          Municipal Funds, American Century Government Income Trust, American
          Century International Bond Funds, American Century Municipal Trust,
          American Century Quantitative Equity Funds, American Century Target
          Maturities Trust, American Century Variable Portfolios II, Inc. and
          American Century Services Corporation, dated July 1, 2002 (filed as
          Exhibit h6 to Post-Effective Amendment No. 17 to the Registration
          Statement on Form N-1A of American Century Investment Trust, File No.
          33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.h7  Amendment No. 6 to the Transfer Agency Agreement between American
          Century Investment Trust, American Century California Tax-Fee and
          Municipal Funds, American Century Government Income Trust, American
          Century International Bond Funds, American Century Municipal Trust,
          American Century Quantitative Equity Funds, American Century Target
          Maturities Trust, American Century Variable Portfolios II, Inc. and
          American Century Services Corporation, dated September 3, 2002 (filed as Exhibit h9 to Post-Effective Amendment No. 35 to the Registration
          Statement on Form N-1A of American Century Municipal Trust, File No.
          2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.h8  Amendment No. 7 to the Transfer Agency Agreement between American
          Century Investment Trust, American Century California Tax-Fee and
          Municipal Funds, American Century Government Income Trust, American
          Century International Bond Funds, American Century Municipal Trust,
          American Century Quantitative Equity Funds, American Century Target
          Maturities Trust, American Century Variable Portfolios II, Inc. and
          American Century Services Corporation (to be filed by amendment).

EX-99.h9  Credit Agreement between American Century Funds and The Chase
          Manhattan Bank as Administrative Agent dated December 18, 2001 (filed as Exhibit h9 to Post-Effective Amendment No. 33 to the Registration
          Statement of American Century California Tax-Free and Municipal Funds,
          File No. 2-82734, filed on December 28, 2001 and incorporated herein by reference).

EX-99.i   Opinion and Consent of Counsel (filed as Exhibit i to the Initial
          Registration Statement on Form N-1A of the Registrant, File No.
          333-46922, filed on September 29, 2000, incorporated herein by reference).

EX-99.j1  Consent of PricewaterhouseCoopers LLP (to be filed by amendment).

EX-99.j2  Power of Attorney dated September 12, 2002 (filed as Exhibit j4 to
          Post-Effective Amendment No. 35 to the Registration Statement on Form
          N-1A of American Century Municipal Trust on September 30, 2002, File
          No. 2-91229).

EX-99.j3  Secretary's Certificate dated September 12, 2002 (filed as Exhibit j5 to Post-Effective Amendment No. 35 to the Registration Statement on
          Form N-1A of American Century Municipal Trust, File No. 2-91229, on
          September 30, 2002, and incorporated herein by reference).

EX-99.m1  Master Distribution Plan of American Century Variable Portfolios, Inc.
          (Class II) dated May 18, 2001 (filed as Exhibit m1 to the
          Post-Effective Amendment No. 32 to the Registration Statement of
          American Century Variable Portfolios Inc., on July 16, 2001, File No.
          33-14567).

EX-99.m2  Amendment No. 1 to Master Distribution Plan of American Century
          Variable Portfolios, Inc. and American Century Variable Portfolios,
          II, Inc.(Class II), dated November 1, 2002 (to be filed by amendment).

EX-99.n   Multiple Class Plan of American Century Variable Portfolios II, Inc.,
          dated November 1, 2002 (to be filed by amendment).

EX-99.p   American Century Investments Code of Ethics (filed as Exhibit p1 to
          Post-Effective Amendment No. 30 to the Registration Statement of
          American Century California Tax-Free and Municipal Funds, filed on
          December 29, 2000, File No. 2-82734, incorporated herein by reference).